UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (date of earliest event reported): January 25, 2022
___________

SERVICENOW, INC.
(Exact name of registrant as specified in its charter)

___________

Delaware	001-35580	20-2056195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2225 Lawson Lane
Santa Clara, California 95054
(Address of Principal Executive Offices)
(408) 501-8550
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	NOW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 26, 2022, ServiceNow, Inc. (“ServiceNow” or the “Company”) issued a press release announcing financial results for the three months and year ended December 31, 2021.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in this report, including the exhibit attached hereto, is furnished pursuant to Item 2.02 of Form 8-K and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference in any filing of ServiceNow under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

ServiceNow makes reference to non-GAAP financial information in the press release. A reconciliation to the nearest comparable GAAP financial measures of the non-GAAP financial measures is included in the press release attached hereto as Exhibit 99.1. These non-GAAP financial measures are reported in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

ServiceNow encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand its business.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (c)

On January 25, 2022, the Board of Directors of ServiceNow promoted Chirantan “CJ” Desai, 51, to Chief Operating Officer, effective immediately, with overall responsibilities expanded to include product, design, and engineering, and industries and solution sales.

Mr. Desai’s biographical information and compensation information are included in the Company's proxy statement for its 2021 annual meeting of shareholders. There are no arrangements or understandings between Mr. Desai and any other person pursuant to which Mr. Desai was promoted as Chief Operating Officer. There are no family relationships between Mr. Desai and any of the Company's directors or other executive officers. Mr. Desai has not had an interest in any transaction since the beginning of the Company’s last fiscal year, or any currently proposed transaction, that requires disclosure pursuant to Item 404(a) of Regulation S-K.

Additionally, effective on January 25, 2022, Kevin Haverty was promoted and transitioned from the position of Chief Revenue Officer to the position of Senior Advisor to the Chief Executive Officer to work on expanding the Company’s footprint in the public sector and to mentor professionals across the Company.

Additionally, effective on January 25, 2022, Paul Smith was promoted to Chief Commercial Officer to oversee all regional sales teams, sales enablement and sales operations. Most recently, Mr. Smith served as the Company's President – EMEA since July 2020.

For additional information, see the press release attached as Exhibit 99.2 to this Current Report on Form 8-K. The information in the press release attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing of ServiceNow under the Securities Act or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.
	99.1	Press release dated January 26, 2022, announcing ServiceNow, Inc.'s financial results for the three months and year ended December 31, 2021.
	99.2	Press release dated January 26, 2022.
	104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICENOW, INC.

	By:	/s/ Russell S. Elmer
Russell S. Elmer General Counsel

Date: January 26, 2022